December 8, 2011

Securities and Exchange Commission

450 5th Street, N.W.

Washington, DC 20549

Re: Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 for The Guardian Separate Account R of The Guardian Insurance & Annuity Company, Inc.

(File Nos. 333-153840 and 811-21438)

Dear Sir or Madam:

On behalf of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and its separate account, The Guardian Separate Account R (the “Account”), transmitted herewith for filing is the Account’s Post-Effective Amendment No. 14 (the “Amendment”) to the Registration Statement on Form N-4 under the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940.

The Amendment is being filed pursuant to paragraph (a) of Rule 485 under the 1933 Act in order to update certain disclosures throughout the prospectus document and in order to change the optional guaranteed lifetime withdrawal benefit (GLWB) rider options available under the contract. After this Amendment becomes effective, the Guardian Target 250 and Guardian Target Future options will be offered nationally as opposed to in New York only. Also, the Guardian Target Future option will be available with both optional death benefits under the rider. The Guardian Target 300 option will no longer be offered. In addition, the fees for all options of the GLWB rider are being increased.

Appropriate financial information and the consent of the independent registered accounting firm will be filed by subsequent amendment.

As counsel to the Account, I represent that the Amendment is being filed solely for the reasons described above.

Please call the undersigned at (212) 598-7177 with any comments or questions concerning this filing.

Very truly yours,

/s/ Stephanie Susens

Stephanie Susens

Second Vice President

& Counsel